UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09157

Eaton Vance California Municipal Income Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

November 30

Date of Fiscal Year End

November 30, 2019

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Municipal Income Trusts

Annual Report

November 30, 2019

California (CEV)    •    New York (EVY)

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold shares at the Funds’ transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you may elect to receive shareholder reports and other communications from the Funds electronically by contacting AST. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you hold shares at AST, you can inform AST that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-439-6787. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with AST or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Funds nor the adviser with respect to the operation of the Funds is subject to CFTC regulation. Because of its management of other strategies, each Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report November 30, 2019

Eaton Vance

Municipal Income Trusts

Table of Contents

Management’s Discussion of Fund Performance	2

Performance and Fund Profile

California Municipal Income Trust	4
New York Municipal Income Trust	5

Endnotes and Additional Disclosures	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	27

Federal Tax Information	28

Dividend Reinvestment Plan	29

Management and Organization	31

Important Notices	34

Eaton Vance

Municipal Income Trusts

November 30, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the 12-month period ended November 30, 2019, investors witnessed a dramatic turnaround in fixed-income markets. The rising interest rate environment at the beginning of the period gave way to a falling interest rate climate against the backdrop of multiple domestic and international uncertainties.

As a whole, the period was marked by strong performance across the municipal bond market, with the Bloomberg Barclays Municipal Bond Index (the Index),2 a broad measure of the asset class, returning 8.49%. The municipal bond yield curve9 experienced a so-called “bull market flattening,” where rates declined across the curve, but more toward the long end of the curve. With investors searching for yield in a low-rate environment, lower-rated7 bonds generally outperformed higher-rated bonds, while longer-duration10 issues outperformed shorter-duration issues.

In the opening month of the period, the U.S. Federal Reserve Board (the Fed) announced its fourth interest rate hike for 2018, raising its benchmark federal funds rate to 2.25%-2.50% on December 19, 2018 amid largely positive U.S. economic data.

As 2018 came to a close, investors became increasingly concerned about a growing U.S.-China trade war and looming U.S. government shutdown. In connection with its December 2018 rate hike, the Fed lowered its number of projected interest rate increases in 2019 from three to two, which some investors viewed as indicating weakness in the U.S. economy. The result was a “flight to quality” by investors seeking the relative safety of fixed-income investments over stocks. This bond rally pushed longer-term bond prices up and yields down in the final month of 2018.

Downward pressure on interest rates and upward pressure on prices continued in 2019, propelled by lower-than-desired inflation, low European interest rates, on-again/off-again trade-conflict rhetoric, and Fed comments in March 2019 that were more dovish than the market had expected, leading many investors to conclude that further rate hikes were off the table for 2019.

After holding interest rates steady through the first half of 2019, the Fed cut its benchmark interest rate on July 31, 2019 — its first reduction in over a decade — followed with two additional interest rate cuts in September and October to end the period at 1.50%-1.75%. In the middle and long areas of the yield curve — where rates are influenced more by the market than the Fed — rates bottomed at the beginning of September. From September 3 through the end of the period on November 30, U.S. and European interest rates trended modestly upward amid cautious optimism that a so-called “Phase 1” agreement between the U.S. and China might begin to de-escalate the U.S.-China trade war.

Within the municipal bond market, technical factors amplified the price rally during the period. The 2017 tax law changes resulted in a combination of lower supply of new municipal issues and increased demand from high-income investors in high-tax states who had seen their tax bills rise under the new code.

Fund Performance

For the 12-month period ended November 30, 2019, shares of Eaton Vance California Municipal Income Trust and Eaton Vance New York Municipal Income Trust (the Funds) at net asset value (NAV) outperformed the 8.49% return of the Funds’ benchmark, the Index.

Each Fund’s overall strategy is to invest primarily in investment-grade municipal bonds of that Fund’s particular state. During the period, management employed leverage through residual interest bond financing6 to enhance each Fund’s tax-exempt income potential. In general, the use of leverage has the effect of achieving additional exposure to the municipal market and, thus, magnifying each Fund’s exposure to its underlying investments in both up and down market environments. During a period of generally falling interest rates and rising bond prices — the Fed lowered the federal funds rate three times during the period to stimulate the economy — the use of leverage amplified increases in the price of bonds owned by the Funds, and generated additional tax-exempt bond income. For the period as a whole, the use of leverage contributed to both Funds’ performance versus the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Municipal Income Trusts

November 30, 2019

Management’s Discussion of Fund Performance — continued

State-specific Results

Eaton Vance California Municipal Income Trust shares at NAV returned 13.83%, outperforming the 8.49% return of the Index. Contributors to Fund performance versus the Index included leverage; an overweight position, relative to the Index, in the health care sector, the best-performing sector in the Index during the period; and security selection in BBB-rated bonds. In contrast, detractors from performance relative to the Index included an overweight position in prerefunded, or escrowed bonds; security selection in zero-coupon bonds; and an overweight position in higher income, shorter duration bonds during a period when longer-duration bonds outperformed the Index.

Eaton Vance New York Municipal Income Trust shares at NAV returned 13.89%, outperforming the 8.49% return of the Index. Contributors to Fund performance versus the Index included leverage; security selection in the industrial development revenue sector; and an overweight position in zero-coupon bonds, which were the best-performing coupon structure in the Index during the period. In contrast, detractors from performance, relative to the Index, included an overweight position in prerefunded bonds; an underweight position in the health care sector; and an overweight position in higher income, shorter duration bonds.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

California Municipal Income Trust

November 30, 2019

Performance2,3

Portfolio Managers Craig R. Brandon, CFA and Trevor G. Smith

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	01/29/1999	13.83%	4.90%	7.27%
Fund at Market Price	—	24.15	5.28	6.48
Bloomberg Barclays Municipal Bond Index	—	8.49%	3.57%	4.34%

% Premium/Discount to NAV[4]
				–8.38%

Distributions[5]
Total Distributions per share for the period				$0.530
Distribution Rate at NAV				3.74%
Taxable-Equivalent Distribution Rate at NAV				8.15%
Distribution Rate at Market Price				4.08%
Taxable-Equivalent Distribution Rate at Market Price				8.89%

% Total Leverage[6]
Residual Interest Bond (RIB) Financing				36.69%

Fund Profile

Credit Quality (% of total investments)7,8

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

New York Municipal Income Trust

November 30, 2019

Performance2,3

Portfolio Managers Craig R. Brandon, CFA and Christopher J. Eustance, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	01/29/1999	13.89%	5.17%	7.28%
Fund at Market Price	—	21.27	4.20	5.91
Bloomberg Barclays Municipal Bond Index	—	8.49%	3.57%	4.34%

% Premium/Discount to NAV[4]
				–10.16%

Distributions[5]
Total Distributions per share for the period				$0.520
Distribution Rate at NAV				3.52%
Taxable-Equivalent Distribution Rate at NAV				6.99%
Distribution Rate at Market Price				3.92%
Taxable-Equivalent Distribution Rate at Market Price				7.78%

% Total Leverage[6]
RIB Financing				36.04%

Fund Profile

Credit Quality (% of total investments)7,8

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

5

Eaton Vance

Municipal Income Trusts

November 30, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Performance results reflect the effects of leverage. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Included in the average annual total return at NAV for the five and ten year periods is the impact of the 2016 tender and repurchase of a portion of the Fund’s Auction Preferred Shares (APS) at 95.5% of the Fund’s APS per share liquidation preference. Had this transaction not occurred, the total return at NAV would be lower for the Fund.

[4]

The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for Funds that employ leverage, portfolio holdings, realized and projected returns, and other factors.

As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes.

[6]

Fund employs RIB financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater price volatility). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding at period end as a percentage of Fund net assets plus Floating Rate Notes. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]

Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

[8]	The chart includes the municipal bonds held by a trust that issues residual interest bonds, consistent with the Portfolio of Investments.

[9]

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long- term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

[10]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profiles subject to change due to active management.

Important Notice to Shareholders

Effective December 31, 2019, the California Municipal Income Trust is managed by Craig R. Brandon and Trevor G. Smith and the New York Municipal Income Trust is managed by Craig R. Brandon and Christopher J. Eustance.

6

Eaton Vance

California Municipal Income Trust

November 30, 2019

Portfolio of Investments

Tax-Exempt Municipal Securities — 145.3%
Security	Principal Amount (000’s omitted)	Value

Education — 12.5%

California Educational Facilities Authority, (Harvey Mudd College), 5.25%, 12/1/31	$195	$210,848

California Educational Facilities Authority, (Harvey Mudd College), 5.25%, 12/1/36	330	356,479

California State University, 5.00%, 11/1/41(1)	6,275	7,446,291

University of California, 5.00%, 5/15/46(1)	4,075	4,807,726

		$12,821,344

Electric Utilities — 7.5%

Chula Vista, (San Diego Gas and Electric), 5.875%, 2/15/34	$270	$271,010

Los Angeles Department of Water and Power, Power System Revenue, 5.00%, 7/1/42(1)	4,000	4,845,800

Northern California Power Agency, 5.25%, 8/1/24	1,500	1,510,155

Southern California Public Power Authority, (Tieton Hydropower), 5.00%, 7/1/35	680	694,749

Vernon, Electric System Revenue, 5.125%, 8/1/21	320	324,803

		$7,646,517

Escrowed / Prerefunded — 3.7%

California Educational Facilities Authority, (University of San Francisco), Prerefunded to 10/1/21, 6.125%, 10/1/36	$120	$131,293

California Educational Facilities Authority, (University of San Francisco), Prerefunded to 10/1/21, 6.125%, 10/1/36	115	125,712

California Municipal Finance Authority, (University of San Diego), Prerefunded to 10/1/21, 5.00%, 10/1/31	415	445,299

California Municipal Finance Authority, (University of San Diego), Prerefunded to 10/1/21, 5.00%, 10/1/35	285	305,808

California Municipal Finance Authority, (University of San Diego), Prerefunded to 10/1/21, 5.25%, 10/1/26	810	872,799

California Municipal Finance Authority, (University of San Diego), Prerefunded to 10/1/21, 5.25%, 10/1/27	850	915,901

California Municipal Finance Authority, (University of San Diego), Prerefunded to 10/1/21, 5.25%, 10/1/28	895	964,390

		$3,761,202

General Obligations — 37.7%

Alameda City Unified School District, (Election of 2014), 5.00%, 8/1/42(1)	$3,325	$4,026,808

California, 5.50%, 11/1/35	1,600	1,663,632

Illinois, 5.00%, 12/1/35	2,000	2,262,940

La Canada Unified School District, (Election of 2017), 5.00%, 8/1/47(1)	6,750	8,366,017

Long Beach Unified School District, (Election of 2008), 5.00%, 8/1/41(1)	3,500	4,179,210

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Oxnard Union High School District, (Election of 2018), 5.00%, 8/1/42(1)	$6,000	$7,120,080

Palo Alto, (Election of 2008), 5.00%, 8/1/40	3,655	3,747,618

San Diego Unified School District, (Election of 2012), 5.00%, 7/1/47(1)	6,000	7,204,680

		$38,570,985

Hospital — 28.7%

California Health Facilities Financing Authority, (Catholic Healthcare West), 5.25%, 3/1/27	$1,000	$1,049,070

California Health Facilities Financing Authority, (Catholic Healthcare West), 5.25%, 3/1/28	190	199,274

California Health Facilities Financing Authority, (City of Hope), 4.00%, 11/15/45(1)	3,000	3,368,280

California Health Facilities Financing Authority, (City of Hope), 5.00%, 11/15/32	635	701,554

California Health Facilities Financing Authority, (City of Hope), 5.00%, 11/15/35	910	1,002,602

California Health Facilities Financing Authority, (Kaiser Permanente), 4.00%, 11/1/44	430	475,954

California Health Facilities Financing Authority, (Kaiser Permanente), 4.00%, 11/1/44(1)	6,000	6,641,220

California Health Facilities Financing Authority, (St. Joseph Health System), 5.00%, 7/1/33	1,145	1,288,640

California Health Facilities Financing Authority, (St. Joseph Health System), 5.00%, 7/1/37	535	598,537

California Health Facilities Financing Authority, (Sutter Health), 5.00%, 11/15/46(1)	6,000	7,096,560

California Public Finance Authority, (Henry Mayo Newhall Hospital), 5.00%, 10/15/37	500	571,275

California Public Finance Authority, (Henry Mayo Newhall Hospital), 5.00%, 10/15/47	1,000	1,126,600

California Public Finance Authority, (Sharp HealthCare), 5.00%, 8/1/47(1)	3,750	4,509,150

California Statewide Communities Development Authority, (Methodist Hospital of Southern California), 5.00%, 1/1/48	600	699,960

		$29,328,676

Housing — 1.9%

California Department of Veterans Affairs, Home Purchase Revenue, 3.45%, 12/1/39	$940	$1,015,332

California Department of Veterans Affairs, Home Purchase Revenue, 3.60%, 12/1/43	830	893,777

		$1,909,109

7	See Notes to Financial Statements.

Eaton Vance

California Municipal Income Trust

November 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Escrowed / Prerefunded — 4.6%

Foothill/Eastern Transportation Corridor Agency, (AGC), (AGM), Escrowed to Maturity, 0.00%, 1/1/26	$5,130	$4,715,804

		$4,715,804

Insured – General Obligations — 5.8%

Perris Union High School District, (Election of 2018), (AGM), 4.00%, 9/1/43	$1,410	$1,606,230

Sweetwater Union High School District, (Election of 2000), (AGM), 0.00%, 8/1/25	4,720	4,275,281

		$5,881,511

Insured – Transportation — 7.1%

Alameda Corridor Transportation Authority, (AMBAC), 0.00%, 10/1/29	$5,000	$3,876,300

Alameda Corridor Transportation Authority, (NPFG), 0.00%, 10/1/31	4,500	3,334,365

		$7,210,665

Lease Revenue / Certificates of Participation — 1.0%

California Public Works Board, 5.00%, 11/1/38	$915	$1,031,113

		$1,031,113

Other Revenue — 2.8%

California Infrastructure and Economic Development Bank, (Academy of Motion Picture Arts and Sciences Obligated Group), 4.00%, 11/1/45	$2,350	$2,496,640

California Infrastructure and Economic Development Bank, (Performing Arts Center of Los Angeles), 5.00%, 12/1/32	385	386,105

		$2,882,745

Senior Living / Life Care — 0.9%

ABAG Finance Authority for Nonprofit Corporations, (Episcopal Senior Communities), 6.00%, 7/1/31	$290	$309,697

California Statewide Communities Development Authority, (The Redwoods, a Community of Seniors), 5.125%, 11/15/35	535	612,527

		$922,224

Special Tax Revenue — 7.6%

Aliso Viejo Community Facilities District No. 2005-01, Special Tax Revenue, (Glenwood at Aliso Viejo), 5.00%, 9/1/30	$500	$564,675

Los Angeles County Community Facilities District No. 3, (Valencia/Newhall Area), 5.00%, 9/1/23	480	512,457

Los Angeles County Community Facilities District No. 3, (Valencia/Newhall Area), 5.00%, 9/1/24	240	256,056

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)

Los Angeles County Community Facilities District No. 3, (Valencia/Newhall Area), 5.00%, 9/1/25	$335	$357,291

Los Angeles County Community Facilities District No. 3, (Valencia/Newhall Area), 5.00%, 9/1/26	240	255,754

Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue, Green Bonds, 5.00%, 7/1/42(1)	2,100	2,560,551

San Francisco Bay Area Rapid Transit District, Sales Tax Revenue, Prerefunded to 7/1/20, 5.00%, 7/1/28	2,400	2,456,712

South Orange County Public Financing Authority, Special Tax Revenue, (Ladera Ranch), 5.00%, 8/15/28	725	785,429

		$7,748,925

Transportation — 8.8%

California Municipal Finance Authority, (LINXS Automated People Mover), (AMT), 5.00%, 12/31/43	$3,000	$3,515,460

Los Angeles Department of Airports, (Los Angeles International Airport), 5.00%, 5/15/35(1)	2,120	2,157,100

San Francisco City and County Airport Commission, (San Francisco International Airport), 5.00%, 5/1/35	2,760	2,803,194

San Joaquin Hills Transportation Corridor Agency, 5.00%, 1/15/34	500	572,020

		$9,047,774

Water and Sewer — 14.7%

Rancho California Water District Financing Authority, 5.00%, 8/1/46(1)	$5,250	$6,253,537

San Francisco City and County Public Utilities Commission, Water Revenue, Green Bonds, 5.00%, 11/1/45(1)	6,000	6,960,420

San Mateo, Sewer Revenue, 5.00%, 8/1/36	1,700	1,799,671

		$15,013,628

Total Tax-Exempt Municipal Securities — 145.3% (identified cost $136,337,012)		$148,492,222

Taxable Municipal Securities — 8.7%
Security	Principal Amount (000’s omitted)	Value

Education — 3.3%

California Educational Facilities Authority, (Loyola Marymount University), 4.842%, 10/1/48	$3,000	$3,356,340

		$3,356,340

8	See Notes to Financial Statements.

Eaton Vance

California Municipal Income Trust

November 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital — 5.4%

California Statewide Communities Development Authority, (Loma Linda University Medical Center), 6.00%, 12/1/24	$2,500	$2,711,150

California Statewide Communities Development Authority, (Marin General Hospital), 4.821%, 8/1/45	2,500	2,790,575

		$5,501,725

Total Taxable Municipal Securities — 8.7% (identified cost $8,066,498)		$8,858,065

Corporate Bonds & Notes — 2.4%
Security	Principal Amount (000’s omitted)	Value

Hospital — 1.2%

Kaiser Foundation Hospitals, 3.266%, 11/1/49	$1,250	$1,264,649

		$1,264,649

Other — 1.2%

Morongo Band of Mission Indians, 7.00%, 10/1/39(2)	$1,040	$1,217,424

		$1,217,424

Total Corporate Bonds & Notes — 2.4% (identified cost $2,290,000)		$2,482,073

Total Investments — 156.4% (identified cost $146,693,510)		$159,832,360

Other Assets, Less Liabilities — (56.4)%		$(57,646,376)

Net Assets — 100.0%		$102,185,984

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

The Trust invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At November 30, 2019, 11.1% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 2.1% to 6.6% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1G).

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At November 30, 2019, the aggregate value of these securities is $1,217,424 or 1.2% of the Trust’s net assets.

Abbreviations:

AGC	–	Assured Guaranty Corp.

AGM	–	Assured Guaranty Municipal Corp.

AMBAC	–	AMBAC Financial Group, Inc.

AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

NPFG	–	National Public Finance Guarantee Corp.

9	See Notes to Financial Statements.

Eaton Vance

New York Municipal Income Trust

November 30, 2019

Portfolio of Investments

Tax-Exempt Investments — 151.9%
Security	Principal Amount (000’s omitted)	Value

Cogeneration — 0.7%

Suffolk County Industrial Development Agency, (Nissequogue Cogeneration Partners Facility), (AMT), 5.50%, 1/1/23	$595	$600,713

		$600,713

Education — 22.0%

New York Dormitory Authority, (Columbia University), 5.00%, 10/1/38(1)	$4,000	$5,023,000

New York Dormitory Authority, (Columbia University), 5.00%, 10/1/41	725	760,851

New York Dormitory Authority, (Culinary Institute of America), 5.50%, 7/1/33	220	248,516

New York Dormitory Authority, (Fordham University), Prerefunded to 7/1/21, 5.50%, 7/1/36	1,000	1,071,570

New York Dormitory Authority, (New York University), 5.00%, 7/1/39(1)	4,000	4,970,680

New York Dormitory Authority, (Skidmore College), 5.00%, 7/1/27	325	343,275

New York Dormitory Authority, (Skidmore College), 5.25%, 7/1/29	400	424,108

New York Dormitory Authority, (The New School), Prerefunded to 7/1/20, 5.50%, 7/1/40	2,000	2,051,000

Onondaga Civic Development Corp., (Le Moyne College), 5.20%, 7/1/29	280	286,230

Onondaga Civic Development Corp., (Le Moyne College), 5.375%, 7/1/40	735	749,553

Onondaga County Cultural Resources Trust, (Syracuse University), 5.00%, 12/1/38	1,205	1,368,458

Yonkers Economic Development Corp., (Lamartine/Warburton, LLC - Charter School of Educational Excellence), 5.00%, 10/15/39	125	140,303

Yonkers Economic Development Corp., (Lamartine/Warburton, LLC - Charter School of Educational Excellence), 5.00%, 10/15/49	25	27,665

Yonkers Economic Development Corp., (Lamartine/Warburton, LLC - Charter School of Educational Excellence), 5.00%, 10/15/54	40	43,917

		$17,509,126

Electric Utilities — 6.0%

Utility Debt Securitization Authority, 5.00%, 12/15/36(1)	$4,000	$4,782,760

		$4,782,760

Escrowed / Prerefunded — 9.8%

Brooklyn Arena Local Development Corp., (Barclays Center), Prerefunded to 1/15/20, 6.25%, 7/15/40	$380	$382,307

Dutchess County Local Development Corp., (Health Quest Systems, Inc.), Prerefunded to 7/1/20, 5.75%, 7/1/30	130	133,424

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)

Dutchess County Local Development Corp., (Health Quest Systems, Inc.), Prerefunded to 7/1/20, 5.75%, 7/1/40	$960	$985,286

New York, Prerefunded to 2/15/21, 5.00%, 2/15/34(1)	4,000	4,191,800

New York Dormitory Authority, (North Shore-Long Island Jewish Obligated Group), Prerefunded to 5/1/21, 5.00%, 5/1/32	1,000	1,054,880

Onondaga Civic Development Corp., (St. Joseph’s Hospital Health Center), Prerefunded to 7/1/22, 5.00%, 7/1/42	1,000	1,099,380

		$7,847,077

General Obligations — 3.0%

Illinois, 5.00%, 10/1/33	$1,300	$1,489,046

Washingtonville Central School District, 0.05%, 6/15/35	300	196,326

Washingtonville Central School District, 0.05%, 6/15/36	300	188,715

Washingtonville Central School District, 0.05%, 6/15/37	300	182,109

Washingtonville Central School District, 0.05%, 6/15/38	300	175,692

Washingtonville Central School District, 0.05%, 6/15/39	220	124,907

		$2,356,795

Hospital — 8.1%

Jefferson County Civic Facility Development Corp., (Samaritan Medical Center), 4.00%, 11/1/47	$1,000	$1,037,810

New York Dormitory Authority, (Catholic Health System Obligated Group), 4.00%, 7/1/45	2,960	3,249,991

New York Dormitory Authority, (Mount Sinai Hospital), Prerefunded to 7/1/20, 5.00%, 7/1/26	1,000	1,022,630

Suffolk County Economic Development Corp., (Catholic Health Services of Long Island Obligated Group), 5.00%, 7/1/28	1,065	1,125,120

		$6,435,551

Housing — 3.3%

New York Housing Finance Agency, (FNMA), (AMT), 5.40%, 11/15/42	$2,625	$2,630,171

		$2,630,171

Industrial Development Revenue — 5.0%

New York Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	$980	$1,334,750

Niagara Area Development Corp., (Covanta), (AMT), 4.75%, 11/1/42(2)	2,500	2,641,225

		$3,975,975

Insured – Education — 2.1%

New York Dormitory Authority, (City University), (AMBAC), 5.50%, 7/1/35	$1,250	$1,713,400

		$1,713,400

10	See Notes to Financial Statements.

Eaton Vance

New York Municipal Income Trust

November 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – General Obligations — 4.0%

Nassau County, (AGM), 5.00%, 7/1/42	$1,400	$1,693,818

Nassau County, (AGM), 5.00%, 4/1/43	20	24,473

Nassau County, (AGM), 5.00%, 4/1/43(1)	1,200	1,468,368

		$3,186,659

Insured – Other Revenue — 5.8%

New York City Industrial Development Agency, (Yankee Stadium), (AGC), 0.00%, 3/1/31	$2,645	$1,993,774

New York City Industrial Development Agency, (Yankee Stadium), (AGC), 0.00%, 3/1/32	3,625	2,645,924

		$4,639,698

Insured – Transportation — 9.1%

Metropolitan Transportation Authority, Green Bonds, (AGM), 4.00%, 11/15/46	$2,000	$2,221,540

New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), (AGM), (AMT), 4.00%, 7/1/37	1,000	1,066,050

New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), (AGM), (AMT), 4.00%, 7/1/41	2,500	2,647,550

New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), (AGM), (AMT), 4.00%, 7/1/46	1,250	1,316,975

		$7,252,115

Lease Revenue / Certificates of Participation — 15.7%

Hudson Yards Infrastructure Corp., 4.00%, 2/15/44	$1,250	$1,378,863

Hudson Yards Infrastructure Corp., 5.00%, 2/15/42(1)	4,000	4,770,680

Monroe County Industrial Development Agency, (Rochester Schools Modernization), 5.00%, 5/1/31(1)	5,000	6,361,850

		$12,511,393

Other Revenue — 15.3%

Brooklyn Arena Local Development Corp., (Barclays Center), 0.00%, 7/15/31	$3,120	$2,214,420

New York City Transitional Finance Authority, (Building Aid), 5.00%, 7/15/37(1)	5,200	6,398,028

New York Liberty Development Corp., (3 World Trade Center), 5.00%, 11/15/44(2)	1,300	1,436,383

New York Liberty Development Corp., (7 World Trade Center), 5.00%, 3/15/44	2,000	2,144,740

		$12,193,571

Senior Living / Life Care — 1.9%

Suffolk County Economic Development Corp., (Peconic Landing at Southold, Inc.), 6.00%, 12/1/40	$905	$937,281

Tompkins County Development Corp., (Kendal at Ithaca, Inc.), 4.00%, 7/1/34	100	101,517

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)

Tompkins County Development Corp., (Kendal at Ithaca, Inc.), 4.25%, 7/1/32	$230	$237,236

Tompkins County Development Corp., (Kendal at Ithaca, Inc.), 4.50%, 7/1/42	230	237,505

		$1,513,539

Special Tax Revenue — 18.5%

New York City Transitional Finance Authority, Future Tax Revenue, 5.50%, 11/1/35(1)	$1,185	$1,232,459

New York City Transitional Finance Authority, Future Tax Revenue, Prerefunded to 11/1/20, 5.50%, 11/1/35(1)	915	952,332

New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 3/15/43	1,000	1,227,470

New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/43(1)	4,000	4,837,560

New York Thruway Authority, Fuel Tax Revenue, 5.00%, 4/1/30(1)	6,000	6,514,080

		$14,763,901

Transportation — 9.4%

New York Thruway Authority, 4.00%, 1/1/45	$1,975	$2,210,262

Niagara Frontier Transportation Authority, (Buffalo Niagara International Airport), (AMT), 5.00%, 4/1/39	350	420,130

Port Authority of New York and New Jersey, 5.00%, 10/15/36(1)	4,000	4,864,160

		$7,494,552

Water and Sewer — 12.2%

New York City Municipal Water Finance Authority, (Water and Sewer System), 5.00%, 6/15/46(1)	$4,000	$4,703,320

Suffolk County Water Authority, 5.00%, 6/1/36(1)	4,000	5,044,960

		$9,748,280

Total Tax-Exempt Investments — 151.9% (identified cost $110,711,049)		$121,155,276

Corporate Bonds & Notes — 2.1%
Security	Principal Amount (000’s omitted)	Value

Hospital — 2.1%

NYU Hospitals Center, 4.168%, 7/1/37	$1,500	$1,646,361

Total Corporate Bonds & Notes — 2.1% (identified cost $1,519,390)		$1,646,361

11	See Notes to Financial Statements.

Eaton Vance

New York Municipal Income Trust

November 30, 2019

Portfolio of Investments — continued

Miscellaneous — 0.8%
Security	Units	Value

Real Estate — 0.8%

CMS Liquidating Trust(2)(3)(4)	257	$629,706

Total Miscellaneous — 0.8% (identified cost $822,400)		$629,706

Total Investments — 154.8% (identified cost $113,052,839)		$123,431,343

Other Assets, Less Liabilities — (54.8)%		$(43,692,839)

Net Assets — 100.0%		$79,738,504

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

The Trust invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At November 30, 2019, 13.6% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 1.4% to 8.5% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1G).

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At November 30, 2019, the aggregate value of these securities is $4,707,314 or 5.9% of the Trust’s net assets.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 6).

(4)	Non-income producing.

Abbreviations:

AGC	–	Assured Guaranty Corp.

AGM	–	Assured Guaranty Municipal Corp.

AMBAC	–	AMBAC Financial Group, Inc.

AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FNMA	–	Federal National Mortgage Association

12	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trusts

November 30, 2019

Statements of Assets and Liabilities

	November 30, 2019
Assets	California Trust	New York Trust

Investments —

Identified cost	$146,693,510	$113,052,839

Unrealized appreciation	13,138,850	10,378,504

Investments, at value	$159,832,360	$123,431,343

Cash	$599,849	$305,015

Interest receivable	1,559,790	1,431,668

Total assets	$161,991,999	$125,168,026

Liabilities

Payable for floating rate notes issued	$59,401,928	$45,057,578

Payable to affiliates:

Investment adviser fee	52,828	40,726

Administration fee	26,414	20,363

Trustees’ fees	1,392	1,093

Interest expense and fees payable	241,428	238,647

Accrued expenses	82,025	71,115

Total liabilities	$59,806,015	$45,429,522

Net assets	$102,185,984	$79,738,504

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized	$71,336	$54,018

Additional paid-in capital	88,880,698	69,693,606

Distributable earnings	13,233,950	9,990,880

Net assets	$102,185,984	$79,738,504

Common Shares Outstanding	7,133,575	5,401,828

Net Asset Value Per Common Share

Net assets ÷ common shares issued and outstanding	$14.32	$14.76

13	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trusts

November 30, 2019

Statements of Operations

	Year Ended November 30, 2019
Investment Income	California Trust	New York Trust

Interest	$5,989,437	$4,533,584

Total investment income	$5,989,437	$4,533,584

Expenses

Investment adviser fee	$632,742	$489,246

Administration fee	316,371	244,623

Trustees’ fees and expenses	9,153	7,106

Custodian fee	36,129	30,395

Transfer and dividend disbursing agent fees	18,135	18,542

Legal and accounting services	53,057	48,972

Printing and postage	12,901	7,796

Interest expense and fees	1,196,285	923,085

Miscellaneous	26,086	19,214

Total expenses	$2,300,859	$1,788,979

Net investment income	$3,688,578	$2,744,605

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$11,468	$291,098

Net realized gain	$11,468	$291,098

Change in unrealized appreciation (depreciation) —

Investments	$8,572,807	$6,548,567

Net change in unrealized appreciation (depreciation)	$8,572,807	$6,548,567

Net realized and unrealized gain	$8,584,275	$6,839,665

Net increase in net assets from operations	$12,272,853	$9,584,270

14	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trusts

November 30, 2019

Statements of Changes in Net Assets

	Year Ended November 30, 2019
Increase (Decrease) in Net Assets	California Trust	New York Trust

From operations —

Net investment income	$3,688,578	$2,744,605

Net realized gain	11,468	291,098

Net change in unrealized appreciation (depreciation)	8,572,807	6,548,567

Net increase in net assets from operations	$12,272,853	$9,584,270

Distributions to common shareholders	$(3,782,221)	$(2,826,814)

Capital share transactions —

Cost of shares repurchased (see Note 5)	$—	$(957,825)

Net decrease in net assets from capital share transactions	$—	$(957,825)

Net increase in net assets	$8,490,632	$5,799,631

Net Assets

At beginning of year	$93,695,352	$73,938,873

At end of year	$102,185,984	$79,738,504

15	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trusts

November 30, 2019

Statements of Changes in Net Assets — continued

	Year Ended November 30, 2018
Increase (Decrease) in Net Assets	California Trust	New York Trust

From operations —

Net investment income	$3,317,191	$3,116,684

Net realized gain	120,329	1,559,226

Net change in unrealized appreciation (depreciation)	(4,851,375)	(5,562,057)

Distributions to auction preferred shareholders	(18,865)	(25,202)

Net decrease in net assets from operations	$(1,432,720)	$(911,349)

Distributions to common shareholders	$(3,323,028)	$(3,175,388)

Capital share transactions —

Cost of shares repurchased (see Note 5)	$(1,478,804)	$—

Net decrease in net assets from capital share transactions	$(1,478,804)	$—

Net decrease in net assets	$(6,234,552)	$(4,086,737)

Net Assets

At beginning of year	$99,929,904	$78,025,610

At end of year	$93,695,352	$73,938,873

16	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trusts

November 30, 2019

Statements of Cash Flows

	Year Ended November 30, 2019
Cash Flows From Operating Activities	California Trust	New York Trust

Net increase in net assets from operations	$12,272,853	$9,584,270

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:

Investments purchased	(12,937,987)	(31,803,235)

Investments sold	13,083,887	30,976,110

Net amortization/accretion of premium (discount)	286,587	463,715

Decrease (increase) in interest receivable	(6,458)	787

Increase in payable to affiliate for investment adviser fee	3,533	2,074

Increase in payable to affiliate for administration fee	1,767	1,037

Increase in payable to affiliate for Trustees’ fees	397	228

Increase (decrease) in interest expense and fees payable	64,854	(8,431)

Decrease in accrued expenses	(832)	(7,010)

Net change in unrealized (appreciation) depreciation from investments	(8,572,807)	(6,548,567)

Net realized gain from investments	(11,468)	(291,098)

Net cash provided by operating activities	$4,184,326	$2,369,880

Cash Flows From Financing Activities

Repurchase of common shares	$—	$(957,825)

Cash distributions paid to common shareholders	(3,782,221)	(2,826,814)

Proceeds from secured borrowings	2,400,000	960,000

Repayment of secured borrowings	(2,385,000)	—

Net cash used in financing activities	$(3,767,221)	$(2,824,639)

Net increase (decrease) in cash	$417,105	$(454,759)

Cash at beginning of year	$182,744	$759,774

Cash at end of year	$599,849	$305,015

Supplemental disclosure of cash flow information:

Cash paid for interest and fees	$1,131,431	$931,516

17	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trusts

November 30, 2019

Financial Highlights

Selected data for a common share outstanding during the periods stated

	California Trust

	Year Ended November 30,
	2019	2018	2017	2016		2015

Net asset value — Beginning of year (Common shares)	$13.130	$13.770	$13.600	$14.020		$14.080

Income (Loss) From Operations

Net investment income(1)	$0.517	$0.464	$0.496	$0.586		$0.737

Net realized and unrealized gain (loss)	1.203	(0.663)	0.175	(0.681)		(0.057)

Distributions to APS shareholders

From net investment income(1)	—	(0.003)	(0.006)	(0.009)		(0.009)

Discount on redemption and repurchase of APS(1)	—	—	—	0.291		—

Total income (loss) from operations	$1.720	$(0.202)	$0.665	$0.187		$0.671

Less Distributions to Common Shareholders

From net investment income	$(0.530)	$(0.465)	$(0.495)	$(0.607)		$(0.731)

Total distributions to common shareholders	$(0.530)	$(0.465)	$(0.495)	$(0.607)		$(0.731)

Anti-dilutive effect of share repurchase program (see Note 5)(1)	$—	$0.027	$—	$—		$—

Net asset value — End of year (Common shares)	$14.320	$13.130	$13.770	$13.600		$14.020

Market value — End of year (Common shares)	$13.120	$11.030	$12.060	$12.260		$12.900

Total Investment Return on Net Asset Value(2)	13.83%	(0.70)%	5.33%	1.38	%(3)	5.28%

Total Investment Return on Market Value(2)	24.15%	(4.76)%	2.34%	(0.68)%		7.65%

18	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trusts

November 30, 2019

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	California Trust

	Year Ended November 30,
Ratios/Supplemental Data	2019	2018	2017	2016	2015

Net assets applicable to common shares, end of year (000’s omitted)	$102,186	$93,695	$99,930	$98,633	$101,732

Ratios (as a percentage of average daily net assets applicable to common shares):(4)

Expenses excluding interest and fees(5)	1.12%	1.28%	1.46%	1.50%	1.54%

Interest and fee expense(6)	1.20%	1.50%	1.32%	0.87%	0.08%

Total expenses(5)	2.32%	2.78%	2.78%	2.37%	1.62%

Net investment income	3.71%	3.45%	3.57%	4.05%	5.26%

Portfolio Turnover	8%	129%	19%	12%	9%

Senior Securities:

Total preferred shares outstanding	—	—	1,999 (7)	1,999 (7)	1,999 (7)

Asset coverage per preferred share	$—	$—	$74,990 (8)	$74,341 (8)	$75,892 (8)

Involuntary liquidation preference per preferred share	$—	$—	$25,000 (9)	$25,000 (9)	$25,000 (9)

Approximate market value per preferred share	$—	$—	$25,000 (9)	$25,000 (9)	$25,000 (9)

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(3)

The total return based on net asset value reflects the impact of the tender and repurchase by the Trust of a portion of its APS at 95.5% of the per share liquidation preference. Absent this transaction, the total return based on net asset value would have been (0.80)%.

(4)	Ratios do not reflect the effect of dividend payments to APS shareholders, if any.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)

Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1G) and/or iMTP Shares issued to redeem a portion of the Trust’s APS. As of November 30, 2018, the Trust had no APS and iMTP Shares outstanding.

(7)	Preferred shares represent iMTP Shares and APS as of November 30, 2017 and 2016 and APS as of November 30, 2015.

(8)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets, and dividing the result by the number of preferred shares outstanding.

(9)	Plus accumulated and unpaid dividends.

APS - Auction Preferred Shares

iMTP Shares - Institutional MuniFund Term Preferred Shares

19	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trusts

November 30, 2019

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	New York Trust

	Year Ended November 30,
	2019	2018	2017	2016		2015

Net asset value — Beginning of year (Common shares)	$13.500	$14.250	$14.100	$14.520		$14.590

Income (Loss) From Operations

Net investment income(1)	$0.505	$0.569	$0.628	$0.665		$0.814

Net realized and unrealized gain (loss)	1.254	(0.734)	0.137	(0.651)		(0.063)

Distributions to APS shareholders

From net investment income(1)	—	(0.005)	(0.010)	(0.010)		(0.008)

Discount on redemption and repurchase of APS(1)	—	—	—	0.243		—

Total income (loss) from operations	$1.759	$(0.170)	$0.755	$0.247		$0.743

Less Distributions to Common Shareholders

From net investment income	$(0.520)	$(0.580)	$(0.605)	$(0.667)		$(0.813)

Total distributions to common shareholders	$(0.520)	$(0.580)	$(0.605)	$(0.667)		$(0.813)

Anti-dilutive effect of share repurchase program (see Note 5)(1)	$0.021	$—	$—	$—		$—

Net asset value — End of year (Common shares)	$14.760	$13.500	$14.250	$14.100		$14.520

Market value — End of year (Common shares)	$13.260	$11.390	$12.770	$13.040		$13.730

Total Investment Return on Net Asset Value(2)	13.89%	(0.61)%	5.84%	1.69	%(3)	5.63%

Total Investment Return on Market Value(2)	21.27%	(6.42)%	2.56%	(0.53)%		6.13%

20	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trusts

November 30, 2019

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	New York Trust

	Year Ended November 30,
Ratios/Supplemental Data	2019	2018	2017	2016	2015

Net assets applicable to common shares, end of year (000’s omitted)	$79,739	$73,939	$78,026	$77,190	$79,518

Ratios (as a percentage of average daily net assets applicable to common shares):(4)

Expenses excluding interest and fees(5)	1.11%	1.19%	1.37%	1.52%	1.53%

Interest and fee expense(6)	1.18%	1.54%	1.25%	0.82%	0.14%

Total expenses(5)	2.29%	2.73%	2.62%	2.34%	1.67%

Net investment income	3.51%	4.11%	4.37%	4.43%	5.60%

Portfolio Turnover	25%	57%	18%	15%	7%

Senior Securities:

Total preferred shares outstanding	—	—	1,349 (7)	1,349 (7)	1,349 (7)

Asset coverage per preferred share	$—	$—	$82,841 (8)	$82,220 (8)	$83,946 (8)

Involuntary liquidation preference per preferred share	$—	$—	$25,000 (9)	$25,000 (9)	$25,000 (9)

Approximate market value per preferred share	$—	$—	$25,000 (9)	$25,000 (9)	$25,000 (9)

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(3)

The total return based on net asset value reflects the impact of the tender and repurchase by the Trust of a portion of its APS at 95.5% of the per share liquidation preference. Absent this transaction, the total return based on net asset value would have been (0.06)%.

(4)	Ratios do not reflect the effect of dividend payments to APS shareholders, if any.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)

Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1G) and/or iMTP Shares issued to redeem a portion of the Trust’s APS. As of November 30, 2018, the Trust had no APS and iMTP Shares outstanding.

(7)	Preferred shares represent iMTP Shares and APS as of November 30, 2017 and 2016 and APS as of November 30, 2015.

(8)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets, and dividing the result by the number of preferred shares outstanding.

(9)	Plus accumulated and unpaid dividends.

APS - Auction Preferred Shares

iMTP Shares - Institutional MuniFund Term Preferred Shares

21	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trusts

November 30, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance California Municipal Income Trust (California Trust) and Eaton Vance New York Municipal Income Trust (New York Trust), (each individually referred to as the Trust, and collectively, the Trusts), are Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the 1940 Act), as non-diversified, closed-end management investment companies. Each Trust’s investment objective is to provide current income exempt from regular federal income tax and taxes in its specified state.

The following is a summary of significant accounting policies of the Trusts. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). Each Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Trust in a manner that most fairly reflects the security’s “fair value”, which is the amount that a Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by each Trust, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of November 30, 2019, the Trusts had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under each Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as a Trust) could be deemed to have personal liability for the obligations of the Trust. However, each Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Trust enters into agreements with service providers that may contain indemnification clauses. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred.

22

Eaton Vance

Municipal Income Trusts

November 30, 2019

Notes to Financial Statements — continued

G  Floating Rate Notes Issued in Conjunction with Securities Held — The Trusts may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby a Trust may sell a variable or fixed rate bond for cash to a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), while at the same time, buying a residual interest in the assets and cash flows of the SPV. The bond is deposited into the SPV with the same CUSIP number as the bond sold to the SPV by the Trust, and which may have been, but is not required to be, the bond purchased from the Trust (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by a Trust gives the Trust the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the Bond held by the SPV transferred to the Trust, thereby terminating the SPV. Should the Trust exercise such right, it would generally pay the SPV the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Trusts account for the transaction described above as a secured borrowing by including the Bond in their Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in their Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the SPV for redemption at par at each reset date. Accordingly, the fair value of the payable for floating rate notes issued approximates its carrying value. If measured at fair value, the payable for floating rate notes would have been considered as Level 2 in the fair value hierarchy (see Note 6) at November 30, 2019. Interest expense related to a Trust’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Trust, as noted above, or by the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At November 30, 2019, the amounts of the Trusts’ Floating Rate Notes and related interest rates and collateral were as follows:

	California Trust	New York Trust

Floating Rate Notes Outstanding	$59,401,928	$45,057,578

Interest Rate or Range of Interest Rates (%)	1.03 - 1.22	1.07 - 1.16

Collateral for Floating Rate Notes Outstanding	$87,543,430	$66,116,037

For the year ended November 30, 2019, the Trusts’ average settled Floating Rate Notes outstanding and the average interest rate including fees were as follows:

	California Trust	New York Trust

Average Floating Rate Notes Outstanding	$59,200,014	$44,519,438

Average Interest Rate	2.02%	2.07%

In certain circumstances, the Trusts may enter into shortfall and forbearance agreements with brokers by which a Trust agrees to reimburse the broker for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Trusts had no shortfalls as of November 30, 2019.

The Trusts may also purchase residual interest bonds in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

The Trusts’ investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Trusts’ investment policies do not allow the Trusts to borrow money except as permitted by the 1940 Act. Management believes that the Trusts’ restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Trusts’ Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Trusts’ restrictions apply. Residual interest bonds held by the Trusts are securities exempt from registration under Rule 144A of the Securities Act of 1933.

2  Distributions to Shareholders and Income Tax Information

Each Trust intends to make monthly distributions of net investment income to common shareholders. In addition, at least annually, each Trust intends to distribute all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions to

23

Eaton Vance

Municipal Income Trusts

November 30, 2019

Notes to Financial Statements — continued

shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended November 30, 2019 and November 30, 2018 was as follows:

	Year Ended November 30, 2019
	California Trust	New York Trust

Tax-exempt income	$3,394,352	$2,777,333

Ordinary income	$387,869	$49,481

	Year Ended November 30, 2018
	California Trust	New York Trust

Tax-exempt income	$3,905,803	$3,638,188

Ordinary income	$254,955	$91,121

During the year ended November 30, 2019, the following amounts were reclassified due to expired capital loss carryforwards.

	California Trust	New York Trust

Change in:

Paid-in capital	$(5,125,652)	$(3,607,489)

Distributable earnings	$5,125,652	$3,607,489

These reclassifications had no effect on the net assets or net asset value per share of the Trusts.

As of November 30, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

	California Trust	New York Trust

Undistributed tax-exempt income	$110,408	$126,300

Deferred capital losses	$—	$(427,007)

Net unrealized appreciation	$13,123,542	$10,291,587

At November 30, 2019, the following Trusts, for federal income tax purposes, had deferred capital losses which would reduce the respective Trust’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trusts of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of a Trust’s next taxable year and retain the same short-term or long-term character as when originally deferred. The amounts of the deferred capital losses are as follows:

	California Trust	New York Trust

Deferred capital losses:

Short-term	$—	$(427,007)

24

Eaton Vance

Municipal Income Trusts

November 30, 2019

Notes to Financial Statements — continued

During the year ended November 30, 2019, capital loss carryforwards of $174,095 were utilized to offset net realized gains by the California Trust.

The cost and unrealized appreciation (depreciation) of investments of each Trust at November 30, 2019, as determined on a federal income tax basis, were as follows:

	California Trust	New York Trust

Aggregate cost	$87,306,890	$68,082,178

Gross unrealized appreciation	$13,123,542	$10,484,280

Gross unrealized depreciation	—	(192,693)

Net unrealized appreciation	$13,123,542	$10,291,587

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to each Trust. Pursuant to the investment advisory agreements between the Trusts and EVM, the investment advisory fee payable by each Trust is 0.70% of the Trust’s average weekly gross assets and is payable monthly. Pursuant to a fee reduction agreement between each Trust and EVM that commenced on May 1, 2010, the annual investment adviser fee was reduced by 0.015% and by an additional 0.015% every May 1 thereafter for the next nineteen years. This annual fee reduction was accelerated for California Trust (effective June 1, 2018) and New York Trust (effective July 1, 2017), each of which is currently subject to an advisory fee of 0.40% of average weekly gross assets. The fee reductions cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Trusts who are not interested persons of EVM or each Trust and by a vote of a majority of shareholders. Average weekly gross assets include the principal amount of any indebtedness for money borrowed, including debt securities issued by a Trust. Pursuant to a fee reduction agreement between each Trust and EVM, average weekly gross assets are calculated by adding to net assets the amount payable by the Trust to floating rate note holders, such adjustment being limited to the value of the Auction Preferred Shares (APS) outstanding prior to any APS redemptions by the Trust. The administration fee is earned by EVM for administering the business affairs of each Trust and is computed at an annual rate of 0.20% of each Trust’s average weekly gross assets. For the year ended November 30, 2019, the investment adviser fees and administration fees were as follows:

	California Trust	New York Trust

Investment Adviser Fee	$632,742	$489,246

Administration Fee	$316,371	$244,623

Trustees and officers of the Trusts who are members of EVM’s organization receive remuneration for their services to the Trusts out of the investment adviser fee. Trustees of the Trusts who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended November 30, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Trusts are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended November 30, 2019 were as follows:

	California Trust	New York Trust

Purchases	$12,300,301	$31,803,235

Sales	$13,083,887	$29,726,110

5  Common Shares of Beneficial Interest

The Trusts may issue common shares pursuant to their dividend reinvestment plans. There were no common shares issued by the Trusts for the years ended November 30, 2019 and November 30, 2018.

25

Eaton Vance

Municipal Income Trusts

November 30, 2019

Notes to Financial Statements — continued

In November 2013, the Board of Trustees initially approved a share repurchase program for the Trusts. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, each Trust is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value (NAV). The share repurchase program does not obligate a Trust to purchase a specific amount of shares. During the year ended November 30, 2019, the New York Trust repurchased 73,923 of its common shares under the share repurchase program at a cost, including brokerage commissions, of $957,825 and an average price per share of $12.96. The weighted average discount per share to NAV on these repurchases amounted to 10.78% for the year ended November 30, 2019.

During the year ended November 30, 2018, the California Trust repurchased 121,000 of its common shares under the share repurchase program at a cost, including brokerage commissions, of $1,478,804 and an average price per share of $12.22. The weighted average discount per share to NAV on these repurchases amounted to 11.81% for the year ended November 30, 2018.

According to filings made on Schedule 13D and 13G pursuant to Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended, one shareholder owned 11.6% of the California Trust’s common shares.

6  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At November 30, 2019, the hierarchy of inputs used in valuing the Trusts’ investments, which are carried at value, were as follows:

California Trust
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$148,492,222	$—	$148,492,222

Taxable Municipal Securities	—	8,858,065	—	8,858,065

Corporate Bonds & Notes	—	2,482,073	—	2,482,073

Total Investments	$—	$159,832,360	$—	$159,832,360

New York Trust
Asset Description	Level 1	Level 2	Level 3*	Total

Tax-Exempt Investments	$—	$121,155,276	$—	$121,155,276

Corporate Bonds & Notes	—	1,646,361	—	1,646,361

Miscellaneous	—	—	629,706	629,706

Total Investments	$—	$122,801,637	$629,706	$123,431,343

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the New York Trust.

Level 3 investments held by the New York Trust at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended November 30, 2019 is not presented.

26

Eaton Vance

Municipal Income Trusts

November 30, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance California Municipal Income Trust and Eaton Vance New York Municipal Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Eaton Vance California Municipal Income Trust and Eaton Vance New York Municipal Income Trust, (collectively, the “Trusts”), including the portfolios of investments, as of November 30, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Trusts as of November 30, 2019, and the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on the Trusts’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trusts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 17, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

27

Eaton Vance

Municipal Income Trusts

November 30, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trusts. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  For the fiscal year ended November 30, 2019, the Trusts designate the following percentages of distributions from net investment income as exempt-interest dividends:

California Municipal Income Trust	89.74%

New York Municipal Income Trust	98.25%

28

Eaton Vance

Municipal Income Trusts

November 30, 2019

Dividend Reinvestment Plan

Each Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer & Trust Company, LLC, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

29

Eaton Vance

Municipal Income Trusts

November 30, 2019

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Municipal Income Trusts

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

30

Eaton Vance

Municipal Income Trusts

November 30, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance California Municipal Income Trust (CEV) and Eaton Vance New York Municipal Income Trust (EVY) (collectively, the Trusts) are responsible for the overall management and supervision of the Trusts’ affairs. The Trustees and officers of the Trusts are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trusts, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds.

Name and Year of Birth	Position(s) with the Trusts	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee	Until 2022. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trusts.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Class II Trustee	Until 2022. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Class I Trustee	Until 2021. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Class I Trustee	Until 2021. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Class I Trustee	Until 2021. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

31

Eaton Vance

Municipal Income Trusts

November 30, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trusts	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Class III Trustee	Until 2020 Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Class III Trustee	Until 2020. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Class III Trustee	Until 2020. Trustee since 2018.

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Class III Trustee	Until 2020. Trustee since 2018.

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Class I Trustee	Until 2021. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Class II Trustee	Until 2022. Trustee since 2016.

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trusts	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

32

Eaton Vance

Municipal Income Trusts

November 30, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trusts	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election. Each officer serves until his or her successor is elected.

33

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct AST, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Funds’ Boards of Trustees have approved a share repurchase program authorizing each Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate a Fund to purchase a specific amount of shares. The Funds’ repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Funds’ annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

34

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

147    11.30.19

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended November 30, 2018 and November 30, 2019 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	11/30/18	11/30/19
Audit Fees	$40,710	$41,325
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,633	$10,192
All Other Fees(3)	$0	$0

Total	$51,343	$51,517

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended November 30, 2018 and November 30, 2019; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	11/30/18	11/30/19
Registrant	$10,633	$10,192
Eaton Vance(1)	$126,485	$59,503

(1)	Eaton Vance Management, a subsidiary of Eaton Vance Corp., acts as the registrant’s investment adviser and administrator.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman (Chair), William H. Park, Helen Frame Peters and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Funds. Craig R. Brandon is responsible for the overall and day-to-day management of each Fund’s investments. Mr. Brandon is a Vice President of EVM, has been a portfolio manager of CEV since January 2014, of EVY since November 2005, and is Co-Director of the Municipal Investments Group. He has managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of each Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Craig R. Brandon
Registered Investment Companies	15	$6,465.7	0	$0
Other Pooled Investment Vehicles	1	$19.6	0	$0
Other Accounts	2	$119.9	0	$0

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of each Fund’s most recent fiscal year end.

Fund Name and Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
California Municipal Income Trust
Craig R. Brandon	None
New York Municipal Income Trust
Craig R. Brandon	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has the following primary components: (1) a base salary, (2) an annual cash bonus, (3) annual non-cash compensation consisting of options to purchase shares of Eaton Vance Corp.’s (“EVC”) nonvoting common stock and/or restricted shares of EVC nonvoting common stock that generally are subject to a vesting schedule and (4) (for equity portfolio managers) a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to Sharpe Ratio, which uses standard deviation and excess return to determine reward per unit of risk. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance. Pursuant to the Deferred Alpha Incentive Plan, a portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager, that are not advised by Calvert Management and Research to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash award to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance California Municipal Income Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	January 22, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	January 22, 2020

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	January 22, 2020